Exhibit 10.25

CERNER CORPORATION

AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED
AIRCRAFT TIME SHARING AGREEMENT

This Amendment No. 1 to Second Amended and Restated Aircraft Time Sharing Agreement (the “Amendment”) is made and entered into as of this 28th day of October, 2015, between Cerner Corporation (“Operator”) and Neal L. Patterson (“User”).

WHEREAS, Operator and User are parties to that certain Second Amended and Restated Aircraft Time Sharing Agreement dated July 24, 2013 (the “Agreement”); and

WHEREAS, Operator and User desire to amend certain of the provisions of the Agreement, as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1.	The first “WHEREAS” Paragraph of the Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, Operator operates the aircraft more particularly described on Exhibit A attached hereto which exhibit may be updated by Operator from time to time by providing User notice (each, an “Aircraft”).

2.	Exhibit A attached hereto is hereby attached to the Agreement as Exhibit A.

3.	Section 2 is hereby deleted in its entirety and replaced with the following:

2.    User shall pay Operator for each flight conducted under this Agreement a mutually agreeable amount, not to exceed the actual expenses of each specific flight, as authorized by FAR Part 91.501(d), including the actual expense of any “deadhead” flights made for User, as authorized by FAR Part 91.501(d). The expenses authorized by FAR Part 91.501(d) include:

(a)    Fuel, oil, lubricants and other additives.

(b)	Travel expenses of the crew, including food, lodging, and ground transportation.

(c)	Hangar and tie-down costs away from the Aircraft’s base of operations.

(d)    Insurance obtained for the specific flight.

(e)    Landing fees, airport taxes, and similar assessments.

(f)	Customs, foreign permit, and similar fees directly related to the flight.

(g)    In flight food and beverages.

(h)    Passenger ground transportation.

(i)    Flight planning and weather contract services.

(j)	An additional charge equal to 100% of the expenses listed in subparagraph (a) of this paragraph.

4.
Except as expressly amended by this Amendment, the Agreement remains in full force and effect, and this Amendment shall not be construed to alter or amend any of the other terms or conditions set forth in the Agreement. In the event of a conflict between the terms of the Agreement and this Amendment, the provisions of this Amendment shall prevail.

5.	This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri (excluding the conflicts of law rules thereof).

6.	Except as otherwise defined herein, capitalized terms in this Amendment shall have the same meaning as in the Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused the signatures of their authorized representatives to be affixed below on the day and year first above written. The persons signing below warrant their authority to sign.

TRUTH IN LEASING STATEMENT UNDER SECTION 91.23 (FORMERLY 91.54) OF THE FEDERAL AVIATION REGULATIONS.

(A)    CERNER CORPORATION (“OPERATOR”) HEREBY CERTIFIES THAT IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91, THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE AIRCRAFT IS LESS THAN 12 MONTHS OLD, SINCE NEW AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION THEREUNDER HAVE BEEN MET.

(B)    CERNER CORPORATION (“OPERATOR”) AGREES, CERTIFIES AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, IT SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT.

(C)    THE PARTIES UNDERSTAND THAT AN EXPLANATION OF FACTORS AND PERTINENT FEDERAL AVIATION REGULATIONS BEARING ON OPERATIONAL CONTROL CAN BE OBTAINED FROM THE LOCAL FLIGHT STANDARDS DISTRICT OFFICE. OPERATOR FURTHER CERTIFIES THAT IT WILL SEND A TRUE COPY OF THIS EXECUTED AGREEMENT TO: FEDERAL AVIATION ADMINISTRATION, AIRCRAFT REGISTRATION BRANCH, ATTN: TECHNICAL SECTION, P. O. BOX 25724, OKLAHOMA CITY, OKLAHOMA, 73125, WITHIN 24 HOURS OF ITS EXECUTION, AS PROVIDED BY FAR 91.23(c)(1).

Operator:    /s/Marc G. Naughton                User:    /s/ Neal L. Patterson
By:        Cerner Corporation                By:    Neal L. Patterson
Name:        Marc G. Naughton
Title:        EVP & CFO

A copy of this Amendment must be carried in the Aircraft while being operated hereunder.

EXHIBIT A

Registration Number	Serial Number	Aircraft Description
N979CF	HA-195	Hawker 900XP
N979CM	RK-570	Hawker 400XP model 400A
N979TM	RC-28	Hawker 4000
N219TF	HB-41	Hawker 750
N411TF	RC-74	Hawker 4000
N621TF	RC-69	Hawker 4000

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